UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 7, 2018 (May 2, 2018)

AG Mortgage Investment Trust, Inc.

Maryland	001-35151	27-5254382
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

245 Park Avenue, 26th floor

New York, New York 10167

(212) 692-2000

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the 2018 annual meeting of stockholders of AG Mortgage Investment Trust, Inc. (the “Company”) held on May 2, 2018, the Company’s stockholders voted on the following matters which were set forth in the notice for the meeting:

1.	election of the board of directors, with each director serving a one-year term and until his or her successor is elected and qualified;

2.	ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2018;

3.	approval, on an advisory basis, of the Company’s executive compensation; and

4.	recommendation, on an advisory basis, of the frequency of future advisory votes on the Company’s executive compensation.

Each of the eight nominees was elected, the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm was ratified, executive compensation was approved on an advisory basis, and “every year” was recommended by stockholders as the frequency of future advisory votes on executive compensation.

The vote tabulation for each proposal is as follows:

1.	Election of Directors:

Director	Votes For	Votes Withheld	Broker Non-Votes
Arthur Ainsberg	16,527,795	310,662	7,204,939
Andrew L. Berger	16,226,715	611,742	7,204,939
T.J. Durkin	15,330,866	1,507,591	7,204,939
Debra Hess	16,615,287	223,170	7,204,939
Joseph LaManna	16,404,122	434,335	7,204,939
Peter Linneman	16,339,721	498,736	7,204,939
David N. Roberts	16,150,612	687,845	7,204,939
Brian C. Sigman	14,256,528	2,581,929	7,204,939

2.	Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2018:

Votes For	Votes Against	Abstentions	Broker Non-Votes
23,758,577	243,417	50,402	-0-

3.	Approval, on an advisory basis, of the Company’s executive compensation:

Votes For	Votes Against	Abstentions	Broker Non-Votes
16,129,577	567,597	141,283	7,204,939

4.	Recommendation of the frequency of future advisory votes on executive compensation:

Every Year	Two Years	Three Years	Abstain
16,370,813	111,577	174,735	181,332

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AG MORTGAGE INVESTMENT TRUST, INC.

Date: May 7, 2018	By:	/s/ Raul E. Moreno
Name: Raul E. Moreno
Title: General Counsel and Secretary